EXHIBIT 10.49
CONFIDENTIAL TREATMENT
CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
TO A REQUEST FOR CONFIDENTIAL TREATMENT
Supplemental Agreement No. 16
to
Purchase Agreement No. 2191
between
The Boeing Company
and
COPA Holdings, S.A., Inc.
Relating to Boeing Model 737 Aircraft
THIS SUPPLEMENTAL AGREEMENT entered into as of                                         , 2008 by and between THE BOEING COMPANY, a Delaware corporation with its principal office in Seattle, Washington, (Boeing) and COPA HOLDINGS, S.A., INC. (Customer);
WHEREAS, the parties hereto entered into Purchase Agreement No. 2191 dated November 25, 1998 (the Agreement), as amended and supplemented, relating to Boeing Model 737-7V3 and 737-8V3 aircraft (the Aircraft); and
WHEREAS, Customer and Boeing have come to agreement on the **Material Redacted**; and
WHEREAS, Boeing and Buyer have mutually agreed to amend the Agreement to incorporate the effect of these and certain other changes;
NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:
1.1.	Table of Contents, Tables and Letter Agreements:

1.2.	Remove and replace, in its entirety the “Table of Contents”, with the “Table of Contents” attached hereto and hereby made a part of the Agreement, to reflect the changes made by this Supplemental Agreement.

1.3.	Table 1-8 entitled “Aircraft Information Table for Model 737-8V3 Aircraft” is attached hereto to reflect **Material Redacted**.

1.4.	Letter Agreement No. 6-1162-LAJ-982R5 entitled “Special Matters” has been revised to **Material Redacted**.

PA No. 2191	SA No. 16

The Purchase Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.
Boeing and Customer have each caused this Supplemental Agreement to be duly executed as of the day and year first written above.

THE BOEING COMPANY			COPA HOLDINGS, S.A.

By			By:

	Its:	Attorney-In-Fact		Its:	Chief Executive Officer

PA No. 2191	Page 2	SA No. 16

TABLE OF CONTENTS

SA
NUMBER
ARTICLES

1. Quantity, Model and Description	SA 3

2. Delivery Schedule

3. Price

4. Payment	SA 3

5. Miscellaneous

TABLE

1-1 Aircraft Information Table for Model 737-7V3 Aircraft	SA 4
1-2 Aircraft Information Table for Model 737-8V3 Aircraft	SA 5
1-3 Aircraft Information Table for Model 737-7V3 Aircraft	SA 7
1-4 Aircraft Information Table for Model 737-7V3 Aircraft	SA 13
1-5 Aircraft Information Table for Model 737-8V3 Aircraft	SA 13
1-6 Aircraft Information Table for Model 737-8V3 Aircraft	SA 13
1-7 Aircraft Information Table for Model 737-8V3 Aircraft Option Aircraft	SA 13
1-8 Aircraft Information Table for Model 737-8V3 Aircraft	SA 16

EXHIBIT

A-1 Aircraft Configuration for Model 737-7V3 Aircraft	SA 3
A-2 Aircraft Configuration for Model 737-8V3 Aircraft	SA 3
B. Aircraft Delivery Requirements and Responsibilities	SA 3

SUPPLEMENTAL EXHIBITS

AE1. Escalation Adjustment Airframe and Optional Features	SA 10

BFE1. BFE Variables	SA 3

CS1. Customer Support Variables	SA 3

EE1. Engine Escalation/Engine Warranty and Patent Indemnity

SLP1. Service Life Policy Components

PA No. 2191	SA No. 16

SA
NUMBER
LETTER AGREEMENTS

2191-01 Demonstration Flight Waiver
2191-02 Escalation Sharing
2191-03 Seller Purchased Equipment

RESTRICTED LETTER AGREEMENTS

6-1162-DAN-0123 Performance Guarantees
6-1162-DAN-0124 Special Matters
6-1162-DAN-0155 Airframe Escalation Revision
6-1162-DAN-0156 Year 2000 Ready Software, Hardware and Firmware
6-1162-DAN-0157 Miscellaneous Matters
6-1162-MJB-0017 Special Matters
6-1162-MJB-0030 Special Matters
6-1162-LAJ-874R Special Matters	SA 5
6-1162-LAJ-874R1 Special Matters	SA 6
6-1162-LAJ-874R2 Special Matters	SA 7
6-1162-LAJ-982 Special Matters	SA 8
6-1162-LAJ-982R3 Special Matters	SA 11
6-1162-RLL-3852 737-800 Performance Guarantees	SA 9
6-1162-LAJ-982R4 Special Matters	SA 13
6-1162-RLL-3958 737-8V3 Option Aircraft	SA 13
6-1162-LAJ-982R5 Special Matters	SA 16

SUPPLEMENTAL AGREEMENTS	DATED AS OF:
Supplemental Agreement No. 1	June 29, 2001
Supplemental Agreement No. 2	December 21, 2001
Supplemental Agreement No. 3	June 14, 2002
Supplemental Agreement No. 4	December 20, 1002
Supplemental Agreement No. 5	October 31, 2003
Supplemental Agreement No. 6	September 9, 2004
Supplemental Agreement No. 7	December 9, 2004
Supplemental Agreement No. 8	April 15, 2005
Supplemental Agreement No. 9	March 16, 2006
Supplemental Agreement No. 10	May 8, 2006
Supplemental Agreement No. 11	August 30, 2006
Supplemental Agreement No. 12	February 26, 2007
Supplemental Agreement No. 13	April 23, 2007
Supplemental Agreement No. 14	August 31, 2007
Supplemental Agreement No. 15	February 21, 2008
Supplemental Agreement No. 16	, 2008

PA No. 2191	SA No. 16

Table 1-8
Aircraft Information Table for 737-8V3
Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-800	174200 pounds

Engine Model/Thrust:	CFM56-7B26	26400 pounds

Airframe Price:		**Material Redacted**

Optional Features:		**Material Redacted**

Sub-Total of Airframe and Features:		**Material Redacted**

Engine Price (Per Aircraft):

Aircraft Basic Price (Excluding BFE/SPE):		**Material Redacted**

Buyer Furnished Equipment (BFE) Estimate:

Seller Purchased Equipment (SPE) Estimate:		**Material Redacted**

Refundable Deposit/Aircraft at Proposal Accept:		**Material Redacted**

Detail Specification:	D6-38808-43-1	(5/4/2005)

Airframe Price Base Year/Escalation Formula:		Jul-07	ECI-MFG/CPI

Engine Price Base Year/Escalation Formula:		N/A	N/A

Airframe Escalation Data:

Base Year Index (ECI):		**Material Redacted**

Base Year Index (CPI):		**Material Redacted**

Advance Payment Per Aircraft (Amts. Due/Mos. Prior
to Delivery):
21/18/12
		Escalation	Escalation Estimate			/9/6
Delivery	Number of	Factor	Adv Payment Base	At Signing	24 Mos.	Mos.	Total
Date	Aircraft	(Airframe)	Price Per A/P	1%	4%	5%	30%
**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**
**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**
TOTAL:	**Material Redacted**

PA No. 2191	SA No. 16

6-1162-LAJ-982R5
COPA HOLDINGS, S.A.
Apartado 1572
Avenida Justo Arosemena y Calle 39
Panama 1, Panama
Subject: Special Matters
Reference: Purchase Agreement No. 2191 (the Purchase Agreement) between The Boeing Company (Boeing) and COPA HOLDINGS, S.A. (Customer) relating to Model 737 aircraft (the Aircraft)
This Letter Agreement amends and supplements the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement 6-1162-MJB-0017. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement. In consideration of the Aircraft orders, Boeing provides the following to Customer.
1.	**Material Redacted**

2.	**Material Redacted**

3.	**Material Redacted**

4.	**Material Redacted**

5.	**Material Redacted**

6.	**Material Redacted**

7.	**Material Redacted**

8.	**Material Redacted**

9.	**Material Redacted**

10.	**Material Redacted**

11.	**Material Redacted**

12.	Confidentiality. Customer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter

PA No. 2191	SA No. 16

Agreement or any information contained herein to any other person or entity except its counsel and/or auditors or as otherwise required by law or legal process.
ACCEPTED AND AGREED TO this

Date:	,	2008

THE BOEING COMPANY

By

Its Attorney-In-Fact
COPA HOLDINGS, S.A.

By

Its Chief Executive Officer

PA No. 2191	SA No. 16